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                    [ERNST & YOUNG LETTERHEAD APPEARS HERE]
                                                                    Exhibit 99.2

E.L.G. DATA AB-December 31, 1994

Swedish Generally Accepted Auditing Standards are substantially similar to U.S. Generally Accepted Auditing Standards.

However, a Management Letter and Legal Letter was not included in the audit since this was not a requirement in 1994.

Stockholm 1996

/s/ Tom Bjorklund

Tom Bjorklund
Certified Public Accountant